SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)        August 5, 2005
                                                             --------------

                          Caithness Coso Funding Corp.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      333-83815                94-3328762
          --------                      ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

     Coso Finance Partners              California               68-0133679
     Coso Energy Developers             California               94-3071296
     Coso Power Developers              California               94-3102796
     ---------------------              ----------               ----------
 (Exact names of Registrants          (State or other         (I.R.S. Employer
as specified in their charters)       jurisdiction of        Identification No.)
                                       incorporation)

      565 Fifth Avenue, 29th Floor, New York, New York          10017-2478
      ------------------------------------------------          ----------
          (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code   (212) 921-9099
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the securities act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

     The Coso projects consist of three 80 MW geothermal power plants, called Navy I, BLM and Navy II, their transmission lines, wells, gathering system and other related facilities. Coso Finance Partners owns Navy I and its related facilities, Coso Energy Developers owns BLM and its related facilities and Coso Power Developers owns Navy II and its related facilities. Coso Finance Partners, Coso Energy Developers and Power Developers are collectively referred to as the "Coso Partnerships" and are registrants.

     Caithness Coso Funding Corp. ("Funding Corp."), also a registrant, is a single-purpose Delaware Corporation formed to issue securities for its own account and act as an agent on behalf of the Coso Partnerships. On May 28, 1999, Funding Corp. sold $413 million of senior secured notes due December 15, 2009 (the "Existing Notes"), of which approximately $208 million is currently outstanding. Pursuant to separate credit agreements between Funding Corp. and each of the Coso Partnerships, the net proceeds from the offering of the Existing Notes by Funding Corp. were loaned to the Coso Partnerships.


Section 1 - Registrants Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On August 5, 2005, Funding Corp. issued $375 million of senior secured bonds due June 15, 2019 and $90 million of subordinated secured notes due June 15, 2014 (collectively, the "Securities"). The senior bonds were issued pursuant to an Indenture dated August 5, 2005 between Funding Corp. and U.S. Bank National Association, as trustee (the "Senior Indenture"). The Securities are secured by the assets of Funding Corp. and the Coso Partnerships and pledges of the Coso Partnerships' interests by the owners thereof, and are guaranteed by each of the Coso Partnerships pursuant to security and guarantee agreements.

Item 1.02 Termination of a Material Definitive Agreement

     The proceeds of the Securities will be put into an escrow account for the benefit of the holders of the Existing Notes, and on approximately September 6, 2005, the proceeds of the escrow account will be released to the holders of the Existing Notes to repay the Existing Notes in full.

     Effective August 5, 2005, under the terms of the Indenture (the "Existing Indenture") of the Existing Notes, the covenants of Funding Corp. and the Coso Partnerships will be defeased, and the related security agreements and pledge agreements of Funding Corp. and the Coso Partnerships pertaining to the Existing Notes will be deemed to be satisfied in full and will no longer be enforceable against Funding Corp. or the Coso Partnerships.


Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     On August 5, 2005, Funding Corp. issued the Securities that constitutes a direct financial obligation of Funding Corp. The Securities are secured by a first priority lien (for senior secured bonds) and a subordinated lien (for subordinated secured notes) on the assets of Funding Corp. and on the assets of the Coso Partnerships pursuant to separate guarantees. Such guarantees constitute obligations under an off-balance balance sheet arrangement of the Coso Partnerships and are joint and several, unconditional guarantees of payment of the Securities.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

     The issuance of the Securities triggers acceleration of the principal amount of the Existing Notes under the Existing Indenture. Therefore, the proceeds from the issuance of the Securities will be placed in escrow on August 5, 2005, for the benefit of the holders of the Existing Notes. Under the terms of the Existing Indenture, the covenants prohibiting the issuance of the Senior Bonds and Subordinated Notes will be defeased on August 5, 2005, and the related security agreements and pledge agreements of Funding Corp. and the Coso Partnerships will be deemed to be satisfied in full and will no longer be enforceable against Funding Corp. or the Coso Partnerships. Upon release of the funds held in escrow to the holders of the Existing Notes on approximately September 6, 2005, the Existing Notes will be repaid in full and will no longer be enforceable against Funding Corp. or the Coso Partnerships, and the Existing Indenture and related guarantees of the Coso Partnerships will be deemed to be satisfied in full and will no longer be enforceable against Funding Corp. or the Coso Partnerships.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CAITHNESS COSO FUNDING CORP.,
                                       a Delaware corporation

Date:  August 5, 2005                  By:  /S/ CHRISTOPHER T. MCCALLION
                                            ----------------------------
                                                Christopher T. McCallion
                                                Executive Vice President &
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)


                                       COSO FINANCE PARTNERS AND SUBSIDIARY
                                       a California general Partnership

                                       By: New CLOC Company, LLC,
                                             its Managing General Partner

                                       By:  /S/ CHRISTOPHER T. MCCALLION
                                            ----------------------------
                                                Christopher T. McCallion
                                                Executive Vice President &
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)


                                       COSO ENERGY DEVELOPERS
                                       a California general Partnership

                                       By: New CHIP Company, LLC,
                                             its Managing General Partner

                                       By:  /S/ CHRISTOPHER T. MCCALLION
                                            ----------------------------
                                                Christopher T. McCallion
                                                Executive Vice President &
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)


                                       COSO POWER DEVELOPERS AND SUBSIDIARY
                                       a California general Partnership

                                       By: New CTC Company, LLC,
                                             its Managing General Partner

                                       By:  /S/ CHRISTOPHER T. MCCALLION
                                            ----------------------------
                                                Christopher T. McCallion
                                                Executive Vice President &
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)